UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2007

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)

(441) 405-2600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.01   Entry into a Material Definitive Agreement.

On September 26, 2007, AXIS Capital Holdings Limited (the “Company”) entered into Amendment No. 1 to its Credit Agreement dated August 25, 2005 (the “Credit Agreement”) among the Company, the Subsidiary Credit Parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Amendment”).  The Amendment modifies certain definitions contained in the Credit Agreement in order to permit dividend payments on existing and future preferred and hybrid securities notwithstanding certain events of default.  All other terms and conditions remain unchanged.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description of Document

10.1

Amendment No. 1 dated as of September 26, 2007, among AXIS Capital Holdings Limited, the Subsidiary Credit Parties party thereto, designated Lenders thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2007

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr.
General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1

Amendment No. 1 dated as of September 26, 2007, among AXIS Capital Holdings Limited, the Subsidiary Credit Parties party thereto, designated Lenders thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

EXECUTION COPY

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of September 26, 2007 (this “Amendment No. 1”) among AXIS CAPITAL HOLDINGS LIMITED, the SUBSIDIARY CREDIT PARTIES party hereto, the Lenders executing this Amendment No. 1 on the signature pages hereto and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent under the Credit Agreement referred to below.

AXIS Capital Holdings Limited, the Subsidiary Credit Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to a Credit Agreement dated as of August 25, 2005 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Credit Parties. The Credit Parties and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 of this Amendment No. 1, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Section 1.01) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Section 1.01):

“Consolidated Net Worth” means, at any time, the consolidated stockholders’ equity of AXIS Capital and its Subsidiaries at such time (but including, in the case of any Hybrid Securities, such Hybrid Securities only to the extent accorded equity treatment by S&P and not included as Indebtedness under clause (j) of the definition of “Indebtedness” at such time).

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“Hybrid Securities” means any trust preferred security, deferrable interest subordinated debt security, mandatory convertible debt or other hybrid security issued by AXIS Capital or any of its Subsidiaries that (i) is accorded equity treatment by S&P and (ii) by its terms (or by the terms of any security into which it is convertible for or which it is exchangeable) or upon the happening of any event or otherwise, does not mature or is not mandatorily redeemable or subject to any mandatory repurchase requirement at any time on or prior to the date which is six months after the Commitment Termination Date.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party or applicant in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (j) obligations in respect of Hybrid Securities; provided that, for purposes of this clause (j), only the aggregate amount of such obligations that shall exceed 15% of the sum of Total Funded Debt plus Consolidated Net Worth at the time of determination shall be included as Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor; provided that Indebtedness shall not include (x) trade payables (including payables under insurance contracts and reinsurance payables) and accrued expenses, in each case arising in the ordinary course of business, (y) obligations with respect to Policies and (z) (except to the extent included as Indebtedness under clause (j) above) Preferred Securities.

“Preferred Securities” means any preferred Equity Interest of AXIS Capital or any of its Subsidiaries that has preferential rights with respect to dividends or redemptions or upon liquidation or dissolution of AXIS Capital or such Subsidiary (as applicable) over shares of common Equity Interests of AXIS Capital or such Subsidiary (as applicable).

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of AXIS Capital or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests.

2.03.        Financial Covenants. Section 6.04(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(b) Consolidated Net Worth. AXIS Capital will not permit its Consolidated Net Worth to be less than at any time the sum of (i) $2,000,000,000 plus (ii) 25% of consolidated net income (if positive) of AXIS Capital for each semi-annual fiscal period ending on or after December 31, 2005 plus (iii) an amount equal to 25% of the net cash proceeds received by AXIS Capital from the issuance of its capital stock (but, in the case of any Hybrid Securities issued by AXIS Capital, only to the extent such Hybrid Securities are included, at the time of issuance thereof, in Consolidated Net Worth pursuant to the definition thereof) during each such semi-annual fiscal period.”

2.04.        Restricted Payments. Section 6.07 of the Credit Agreement is hereby amended to read in its entirety as follows:

“SECTION 6.07. Restricted Payments. AXIS Capital will not, nor will it permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that:

(a) AXIS Capital may declare and pay dividends with respect to its capital stock consisting solely of additional shares of its common stock;

(b) AXIS Capital may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of AXIS Capital and its Subsidiaries;

(c) AXIS Capital and any of its Subsidiaries may declare and pay cash dividends or distributions with respect to (i) any trust preferred security, deferrable interest subordinated debt security, mandatory convertible debt or other hybrid security that, at the time of issuance thereof or at any time prior to the initial dividend or distribution thereunder, was accorded equity treatment by S&P and/or (ii) any Preferred Security, in each case issued by AXIS Capital or any of its Subsidiaries, if, at the time of and after giving effect to such dividend or distribution, no Event of Default under clause (a), (b), (f), (h) or (i) of Article VII shall have occurred and be continuing; and

(d) AXIS Capital may make any other Restricted Payment if, at the time of and after giving effect to such Restricted Payment, no Default shall have occurred and be continuing.

Nothing herein shall be deemed to prohibit the payment of dividends by any Subsidiary of AXIS Capital to AXIS Capital or to any other Subsidiary of AXIS Capital.”

Section 3. Representations and Warranties. Each Credit Party represents and warrants to the Lenders and the Administrative Agent that (a) the representations and warranties of such Credit Party set forth in this Agreement and in the other Credit Documents shall be true and correct on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and as if each reference therein to “this Agreement” or “the Credit Agreement” (or words of similar import) included reference to this Amendment No. 1 and (b) no Default has occurred and is continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 of this Amendment No. 1 shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 executed by the Credit Parties and the Required Lenders.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

Section 6. Certain Regulatory Approvals. It is understood by the parties hereto that the amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 1 will not become effective with respect to Axis Reinsurance Company, a New York corporation (“Axis Reinsurance”), Axis Surplus Insurance Company, an Illinois corporation (“Axis Surplus”), Axis Specialty Insurance Company, a Connecticut corporation (“Axis Specialty”), and Axis Insurance Company, an Illinois corporation (“Axis Insurance” and together with Axis Reinsurance, Axis Surplus and Axis Specialty, the “U.S. Credit Parties”) until such time as such U.S. Credit Party shall receive applicable regulatory approvals with respect to this Amendment No. 1 (and each U.S. Credit Party agrees to notify the Administrative Agent in writing promptly upon receipt of such approvals).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

AXIS CAPITAL HOLDINGS LIMITED

By	/s/ David B. Greenfield
	Name:	David Greenfield
	Title:	Chief Financial Officer

SUBSIDIARY CREDIT PARTIES

AXIS SPECIALTY LIMITED

By	/s/ David B. Greenfield
	Name:	David Greenfield
	Title:	Executive Vice President
and Chief Financial Officer

AXIS RE LIMITED

By	/s/ Tim Hennessy
	Name:	Tim Hennessy
	Title:	Director

AXIS SPECIALTY EUROPE LIMITED

By	/s/ Tim Hennessy
	Name:	Tim Hennessy
	Title:	Director

AXIS REINSURANCE COMPANY

By	/s/ F. Marshall Turner II
	Name:	F. Marshall Turner, II
	Title:	Executive Vice President

AXIS SURPLUS INSURANCE COMPANY

By	/s/ F. Marshall Turner II
	Name:	F. Marshall Turner, II
	Title:	Chairman and
Executive Vice President

AXIS SPECIALTY INSURANCE COMPANY

By	/s/ F. Marshall Turner II
	Name:	F. Marshall Turner, II
	Title:	Chairman, President and
Chief Executive Officer

AXIS INSURANCE COMPANY

By	/s/ F. Marshall Turner II
	Name:	F. Marshall Turner, II
	Title:	Chairman, President and
Chief Executive Officer

LENDERS

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By	/s/ Melvin D. Jackson
	Name:	Melvin D. Jackson
	Title:	Vice President

BARCLAYS BANK PLC

By	/s/ Nicholas A. Bell
	Name:	Nicholas A. Bell
	Title:	Director

CITIBANK, N.A.

By
Name:
Title:

ING BANK N.V., LONDON BRANCH

By	/s/ N J Marchant
	Name:	N J Marchant
	Title:	Director

By	/s/ M E R Sharman
	Name:	M E R Sharman
	Title:	Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By	/s/ Karen Hanke
	Name:	Karen Hanke
	Title:	Director

CALYON NEW YORK BRANCH

By	/s/ Charles Kornberger
	Name:	Charles Kornberger
	Title:	Managing Director

HSBC BANK USA, N.A.

By	/s/ Daniel Serrao
	Name:	Daniel Serrao
	Title:	Senior Vice President

LLOYDS TSB BANK PLC

By	/s/ Jason Eperon
	Name:	Jason Eperon
	Title:	Director
Financial Institutions, USA
E004

By	/s/ Candi Obrentz
	Name:	Candi Obrentz
	Title:	Associate Director
Financial Institutions, USA
O013

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ George Urban
	Name:	George Urban
	Title:	Vice President

THE BANK OF NEW YORK

By
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Michael Campites
	Name:	Michael Campites
	Title:	Vice President

By	/s/ Brett Hanmer
	Name:	Brett Hanmer
	Title:	Director

MORGAN STANLEY BANK

By
Name:
Title:

BANK OF AMERICA, N.A.

By	/s/ Debra Basler
	Name:	Debra Basler
	Title:	Senior Vice President

NATIONAL AUSTRALIA BANK LIMITED

By	/s/
Name:
Title:

COMERICA BANK

By
Name:
Title:

CREDIT SUISSE FIRST BOSTON, NEW YORK
BRANCH

By	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By	/s/ Petra Jaek
	Name:	Petra Jaek
	Title:	Assistant Vice President

MERRILL LYNCH BANK USA

By	/s/ Derek Befus
	Name:	Derek Befus
	Title:	Vice President